                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Earliest Event Reported):    December 21, 2000

                              VIRATA CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                            000-28157                         77-0521696
(State or Other Jurisdiction of         (Commission File Number)      (IRS Employer Identification No.)
         Incorporation)

                       2933 BUNKER HILL LANE, SUITE 201
                        SANTA CLARA, CALIFORNIA  95054

              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000
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Item 5.      Other Events.
-------      ------------

         Third Quarter Revenues

         On December 21, 2000, the Registrant announced new guidance with respect to its revenues for the fiscal 2001 third quarter ending December 31, 2000 and for the fiscal 2001 fourth quarter ending April 1, 2001. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the corresponding press release issued December 21, 2000. Also attached hereto as
Exhibit 99.2 and incorporated by reference herein is the anticipated script of a presentation to be given by management during a conference call with analysts on December 21, 2000.

Item 7.    Financial Statements, Pro Forma and Exhibits.
-------    ---------------------------------------------

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Exhibit No.      Description
         ----------       -----------

         99.1             Press Release issued December 21, 2000.

         99.2 Anticipated script of presentation to be given by management during the December 21, 2000 conference call with analysts.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated as of December 21, 2000

                              VIRATA CORPORATION

                              By:   /s/ Andrew M. Vought
                                 -----------------------
                                 Andrew M. Vought
                                 Chief Financial Officer

                                 EXHIBIT INDEX


     Exhibit No.    Description
     -----------    --------------------------------------------------

     99.1           Press Release issued December 21, 2000.

     99.2 Anticipated script of presentation to be given by management during the December 21, 2000 conference call with analysts.
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